UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 22, 2005
AVALONBAY COMMUNITIES, INC.
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

2900 Eisenhower Avenue, Suite 300, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (703) 329-6300
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Charles D. Peebler, Jr., a director, resigned from the Company’s Board of Directors for health-related reasons. Mr. Peebler suffers from progressive supranuclear palsy (PSP), which has made active Board service increasingly difficult. Mr. Peebler resigned effective November 22, 2005. Attached hereto as Exhibit 99.1 is a copy of a press release dated November 22, 2005 announcing Mr. Peebler’s resignation.

ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 22, 2005 (filed herewith)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AVALONBAY COMMUNITIES, INC.
By: /s/ Bryce Blair
Name: Bryce Blair
Title: Chairman of the Board and Chief Executive Officer
Date: November 22, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 22, 2005 (filed herewith)